Exhibit 99.1

Innovative Solutions & Support, Inc. Appoint New Board Member

EXTON, Pa. – January 27, 2025 – (BUSINESS WIRE) Innovative Solutions & Support, Inc. (“IS&S” or the “Company”) (NASDAQ: ISSC) is pleased to announce the appointment of Denise L. Devine, CPA, MBA, MST to its Board of Directors as an independent director, effective immediately. Ms. Devine will stand for election at the Company’s next annual meeting of shareholders or until her successor is duly elected and qualified or until her earlier, death, disqualification, resignation, or removal. In connection therewith, Ms. Devine was also appointed by the Board to serve on the Audit Committee. With Ms. Devine’s appointment, the IS&S Board has been expanded to six directors.

Ms. Devine is the founder and, since 2014, has served as the Chief Executive Officer of FNB Holdings LLC, a company dedicated to initiatives in the health and wellness space. She was also founder and has served for more than ten years as the Chief Executive Officer of Nutripharm, Inc., a company that has generated a portfolio of composition and process patents to create innovative natural food, beverage, pharmaceutical and nutraceutical products that facilitate nutrition and lifelong health. Ms. Devine currently serves on the Board of Fulton Financial Corporation (NASDAQ:FULT). Ms. Devine, a certified public accountant, also previously served as Chief Financial Officer for Energy Solutions International and in financial management positions for Campbell Soup Company. She has served as Chair of the Pennsylvania State Board of Accountancy and on the Board of the American Institute of CPAs. Ms. Devine has received numerous honors and awards, including the “Best 50 Business Women in Pennsylvania” Governor’s Award, the Gold Medal Alumnae Award from Villanova University, the Take the Lead Award from the Girl Scouts and the Iris Newman Award from the Alliance of Women Entrepreneurs. She received an MBA from the Wharton School of the University of Pennsylvania, an M.S. in Taxation from Villanova Law School, and a B.S. in Accounting from Villanova University.

“Denise is an accomplished entrepreneur, executive and finance professional with a long track record of building successful businesses, and we welcome her to the IS&S Board,” said Glen Bressner, Chairman of the Board.  “Her appointment demonstrates IS&S’s commitment to ensuring our board is composed of directors with relevant skills and expertise to oversee the execution of IS&S’s strategy, and we are confident she will be a valuable addition to the board.”

Dr. Shahram Askarpour, the Company’s Chief Executive Officer said, “Ms. Devine joins us at an exciting time as we continue to execute on long-term strategy, and all of us on the board are looking forward to working with her.”

About Innovative Solutions & Support, Inc.

Headquartered in Exton, Pa., Innovative Solutions & Support, Inc. ( www.innovative-ss.com ) is a U.S.-based company specializing in the engineering, manufacturing, and supply of advanced avionic solutions. Its extensive global product reach and customer base span commercial and military markets, catering to both airframe manufacturers and aftermarket services for fixed-wing and rotorcraft applications. IS&S offers cutting-edge, cost-effective solutions while maintaining legacy product lines. The company is poised to leverage its experience to create growth opportunities in next-generation navigation systems, advanced flight deck and special mission displays, precise air data instrumentation, autothrottles, flight control computers, mission computers and software based situational awareness targeting autonomous flight. Supported by a robust portfolio of patents and the highest aircraft certification standards, IS&S is at the forefront of meeting the aerospace industry's demand for more sophisticated and technologically advanced products.

FORWARD LOOKING STATEMENT DISCLAIMER

In addition to the historical information contained herein, this press release contains “forward-looking statements” within the meaning of, and intended to be covered by, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In this press release, the words “anticipates,” “believes,” “may,” “will,” “estimates,” “continues,” “anticipates,” “intends,” “forecasts,” “expects,” “plans,” “could,” “should,” “would,” “is likely”, “projected”, “might”, “potential”, “preliminary”, “provisionally”, “look forward” and similar expressions, as they relate to the business or to its management, are intended to identify forward-looking statements, but they are not exclusive means of identifying them. All forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation; statements about: our expected benefits from the appointment of a new director Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions, risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, the Company’s ability to efficiently integrate acquired and licensed product lines, including the Honeywell product lines, into its operations; a reduction in anticipated orders; an economic downturn; changes in the competitive marketplace and/or customer requirements; an inability to perform customer contracts at anticipated cost levels; and other factors that generally affect the economic and business environments in which the Company operates. Such factors are detailed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2024, and subsequent reports filed with the Securities and Exchange Commission. Many of the factors that will determine the Company’s future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking